Registration No. 9551

BERMUDA

TAX ASSURANCE

WHEREAS the Minister of Finance ("the Minister"), pursuant to section 2 of the Exempted Undertakings Tax Protection Act 1966 , is authorised to enter into an arrangement with any exempted undertaking upon application.

WHEREAS such undertakings may be given an assurance that in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any tax described herein shall not be applicable to such undertakings or to any of its operations or the shares, debentures or other obligations of the said undertakings.

THEREFORE the Minister, upon application, hereby grants the aforementioned assurance to:

Am Trust International Insurance, Ltd.

("the Undertaking")

PROVIDED THAT this assurance shall not be construed so as to:

(i)	prevent the application of any such tax or duty to such persons as are ordinarily resident in these Islands; and

(ii)	prevent the application of any tax payable in accordance with the provisions of the Land Tax Act 1967 or otherwise payable in relation to the land leased to the Undertaking.

THIS TAX ASSURANCE shall be in effect until the 31st day of March 2035.

Given under my hand this
l6th day of January 2012
/s/ Stephen Lowe
Stephen Lowe
Registrar of Companies
for MINISTER OF FINANCE

Registration No. 46151

BERMUDA

TAX ASSURANCE

WHEREAS the Minister of Finance ("the Minister"), pursuant to section 2 of the Exempted Undertakings Tax Protection Act 1966 , is authorised to enter into an arrangement with any exempted undertaking upon application.

WHEREAS such undertakings may be given an assurance that in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any tax described herein shall not be applicable to such undertakings or to any of its operations or the shares, debentures or other obligations of the said undertakings.

THEREFORE the Minister, upon application, hereby grants the aforementioned assurance to:

AmTrust Equity Solutions Ltd.

("the Undertaking")

PROVIDED THAT this assurance shall not be construed so as to:

(i)	prevent the application of any such tax or duty to such persons as are ordinarily resident in these Islands; and

(ii)	prevent the application of any tax payable in accordance with the provisions of the Land Tax Act 1967 or otherwise payable in relation to the land leased to the Undertaking.

THIS TAX ASSURANCE shall be in effect until the 31st day of March 2035.

Given under my hand this l7th day of January 2012
/s/ Stephen Lowe
Stephen Lowe
Registrar of Companies for MINISTER OF FINANCE

Registration No. 45882

BERMUDA

TAX ASSURANCE

WHEREAS the Minister of Finance ("the Minister"), pursuant to section 2 of the Exempted Undertakings Tax Protection Act 1966 , is authorised to enter into an arrangement with any exempted undertaking upon application.

WHEREAS such undertakings may be given an assurance that in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any tax described herein shall not be applicable to such undertakings or to any of its operations or the shares, debentures or other obligations of the said undertakings.

THEREFORE the Minister, upon application, hereby grants the aforementioned assurance to:

Agent Alliance Reinsurance Company, Ltd.

("the Undertaking")

PROVIDED THAT this assurance shall not be construed so as to:

(i)	prevent the application of any such tax or duty to such persons as are ordinarily resident in these Islands; and

(ii)	prevent the application of any tax payable in accordance with the provisions of the Land Tax Act 1967 or otherwise payable in relation to the land leased to the Undertaking.

THIS TAX ASSURANCE shall be in effect until the 31st day of March 2035.

Given under my hand this 25th day of October 2011
/s/ Maria Boodram
Maria Boodram
Acting Registrar of Companies
for MINISTER OF FINANCE

Registration No. 40389

BERMUDA

TAX ASSURANCE

WHEREAS the Minister of Finance (“the Minister”), pursuant to section 2 of the Exempted Undertakings Tax Protection Act 1966, is authorised to enter into an arrangement with any exempted undertaking upon application.

WHEREAS such undertakings may be given an assurance that in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any tax described herein shall not be applicable to such undertakings or to any of its operations or the shares, debentures or other obligations of the said undertakings.

THEREFORE the Minister, upon application, hereby grants the aforementioned assurance to:

All Investment Holdings Ltd.

(“the Undertaking”)

PROVIDED THAT this assurance shall not be construed so as to:

(i)	prevent the application of any such tax or duty to such persons as are ordinarily resident in these Islands; and

(ii)	prevent the application of any tax payable in accordance with the provisions of the Land Tax Act 1967 or otherwise payable in relation to the land leased to the Undertaking.

THIS TAX ASSURANCE shall be in effect until the 31st day of March 2035.

Given under my hand this
29th day of February 2012
/s/ Stephen Lowe
Stephen Lowe
Registrar of Companies
for MINISTER OF FINANCE

Registration No. 37352

BERMUDA

TAX ASSURANCE

WHEREAS the Minister of Finance (“the Minister”), pursuant to section 2 of the Exempted Undertakings Tax Protection Act 1966, is authorised to enter into an arrangement with any exempted undertaking upon application.

WHEREAS such undertakings may be given an assurance that in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any tax described herein shall not be applicable to such undertakings or to any of its operations or the shares, debentures or other obligations of the said undertakings.

THEREFORE the Minister, upon application, hereby grants the aforementioned assurance to:

All Insurance Management Limited

(“the Undertaking”)

PROVIDED THAT this assurance shall not be construed so as to:

(i)	prevent the application of any such tax or duty to such persons as are ordinarily resident in these Islands; and

(ii)	prevent the application of any tax payable in accordance with the provisions of the Land Tax Act 1967 or otherwise payable in relation to the land leased to the Undertaking.

THIS TAX ASSURANCE shall be in effect until the 31st day of March 2035.

Given under my hand this
29th day of February 2012
/s/ Stephen Lowe
Stephen Lowe
Registrar of Companies
for MINISTER OF FINANCE

Registration No. 37306

BERMUDA

TAX ASSURANCE

WHEREAS the Minister of Finance (“the Minister”), pursuant to section 2 of the Exempted Undertakings Tax Protection Act 1966, is authorised to enter into an arrangement with any exempted undertaking upon application.

WHEREAS such undertakings may be given an assurance that in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any tax described herein shall not be applicable to such undertakings or to any of its operations or the shares, debentures or other obligations of the said undertakings.

THEREFORE the Minister, upon application, hereby grants the aforementioned assurance to:

All Reinsurance Broker Ltd.

(“the Undertaking”)

PROVIDED THAT this assurance shall not be construed so as to:

(i)	prevent the application of any such tax or duty to such persons as are ordinarily resident in these Islands; and

(ii)	prevent the application of any tax payable in accordance with the provisions of the Land Tax Act 1967 or otherwise payable in relation to the land leased to the Undertaking.

THIS TAX ASSURANCE shall be in effect until the 31st day of March 2035.

Given under my hand this
29th day of February 2012
/s/ Stephen Lowe
Stephen Lowe
Registrar of Companies
for MINISTER OF FINANCE